UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2006

Health Sciences Group, Inc.

(Exact name of registrant specified in charter)

Delaware	333-51628	91-2079221
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Howard Hughes Center
6080 Center Drive, 6th Floor
Los Angeles, CA 90045
(Address of principal executive offices) (Zip Code)

(310) 242-6700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountants

On February 18, 2006, the Company engaged Corbin & Company, LLP (“Corbin & Co”) as its independent registered public accounting firm to audit the Company’s consolidated financial statements. The Company did not, during the two most recent fiscal years and any subsequent interim period prior to engaging Corbin & Co., consult with Corbin & Co. regarding any matters referred to in either paragraph 304(2)(i) or (ii) of Item 304 of Regulation SB.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired - not applicable

(b)	Pro Forma Financial Information - not applicable

(c)	Exhibits

99.1	Press Release of Health Sciences Group, Inc., dated February 22, 2005 regarding appointment of Corbin & Co. as new independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEALTH SCIENCES GROUP, INC.

Dated: February 22, 2006	By:	/s/ Fred E. Tannous

Fred E. Tannous Chief Executive Officer, Principal Financial Officer, and Director

Dated: February 22, 2006	By:	/s/ Duke Best

Duke Best Controller

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